                                  UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. 1)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12


                                MICRO-ASI, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.
   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

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


                                 MICRO-ASI, INC.
                           12655 North Central Expwy.
                                   Suite 1000
                                Dallas, TX 75243

Notice of Annual Meeting of Stockholders

        To be Held on December 6, 2000

To the Stockholders of Micro-ASI, Inc.


                  NOTICE IS HEREBY GIVEN that the Annual meeting of Stockholders of Micro-ASI, Inc., a Texas corporation (the "Company"), will be held at 10:00 a.m. (Local time) on Wednesday, December 6, 2000, at the Omni Richardson Hotel, 700 E. Campbell Road, Richardson, Texas, 75081, 972-231-9600, to consider and act upon the following matters:

         (1) To elect nine (9) directors to serve for the ensuing year or until their successors are duly elected and qualified;

         (2) To consider and vote on a proposal to amend the Company's Second Amended and Restated Articles of Incorporation to increase the authorized number of shares of Common Stock from 75,000,000 to 150,000,000, to increase the authorized number of shares of Preferred Stock from 15,000,000 to 40,000,000, and to authorize the Board of Directors of the Company to determine the preferences, limitations and rights of any Preferred Stock to be issued in the future; and

         (3) To transact such other business as may properly come before the meeting or any adjournment thereof.

                  Only stockholders of record of the Company's shares of Common Stock and Series A Preferred Stock at the close of business on October 31, 2000 will be entitled to notice of and to vote at the meeting or any adjournment thereof.

                  YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, THE BOARD OF DIRECTORS URGES YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY AS SOON AS POSSIBLE.

                                          By Order of the Board of Directors,

                                          /s/ Joel E. Claybrook
                                          Joel E. Claybrook
                                          Vice Chairman and C.E.O.


Dallas, Texas
Dated: November 18, 2000

                                 MICRO-ASI, INC.
                         12655 North Central Expressway
                                   Suite 1000
                                Dallas, TX 75243

                                 PROXY STATEMENT

                                       FOR

                         ANNUAL MEETING OF SHAREHOLDERS

                         TO BE HELD ON DECEMBER 6, 2000

                                   ----------

                  This Proxy Statement and the accompanying Proxy Card are being furnished in connection with the solicitation by the Board of Directors of Micro-ASI, Inc. (the "Company") of proxies to be voted at the Annual Meeting of Shareholders to be held at 10:00 a.m. (local time) on Wednesday, December 6, 2000 at the Omni Richardson Hotel, 700 E. Campbell Road, Richardson, Texas 75084 and at any adjournment thereof, with respect to the matters referred to in the accompanying notice. It is anticipated that this Proxy Statement and the accompanying materials will first be mailed to shareholders on or about November ___, 2000.

                          ACTION TO BE TAKEN AT MEETING

                  The accompanying proxy, unless the shareholders otherwise specifies in the proxy, will be voted:

         (1) To elect nine directors to serve until the next Annual Meeting or until their successors are duly elected and qualified;

         (2) To consider and vote on a proposal to amend the Company's Second Amended and Restated Articles of Incorporation to increase the authorized number of shares of Common Stock from 75,000,000 to 150,000,000, to increase the authorized number of shares of Preferred Stock from 15,000,000 to 40,000,000, and to authorize the Board of Directors of the Company to determine the preferences, limitations and rights of any Preferred Stock to be issued in the future; and

         (3) To transact such other business as may properly come before the meeting or any adjournment thereof.

                            OUTSTANDING CAPITAL STOCK

                  The Company's shares of Common Stock, par value $.001 per share and Preferred Stock, par value $.001 per share (the "Stock") are the only outstanding classes of voting securities. Holders of record at the close of business on October 31, 2000 (the "Record Date") are entitled to notice of and to vote at, the Annual Meeting and any adjournment thereof. At the close of business on October 31, 2000, there were issued and outstanding 30,906,261 Shares, of which there were 22,614,961 shares of Common Stock outstanding and 8,291,300 shares of Series A Preferred Stock outstanding, each entitled to cast one vote.

                                QUORUM AND VOTING

                  The presence, in person, or by proxy, of the holders of a majority of the outstanding Common and Preferred Stock is necessary to constitute a quorum at the meeting. In deciding all questions, a holder of Common or Preferred Stock is entitled to one vote, in person or by proxy for each share held in his or her name on the record date. Abstentions may be specified on all proposals except the election of directors. Abstentions, other than for the election of directors, will have the same effect as a vote against such proposal. Broker non-votes, if any, will not be included in vote totals and, as such, will have no effect on any proposals.

                             REVOCABILITY OF PROXIES

                  A shareholder may revoke a proxy at any time prior to its exercise by (1) delivering to the Secretary of the Company a written notice of revocation prior to the Annual Meeting, (2) delivering to the Secretary of the Company prior to the Annual Meeting a duly executed proxy bearing a later date, and (3) attending the Annual Meeting, filing a written notice of revocation with the Secretary of the meeting, and voting in person.

                         PERSONS MAKING THE SOLICITATION

                  The accompanying proxy is being solicited by the Board of Directors of the Company. In addition to solicitation by mail, directors, officers and employees of the Company may solicit proxies for the Annual Meeting from the shareholders of the Company personally or by telephone, mail, or facsimile without additional remuneration therefore. The Company will also provide persons, firms, banks and corporations holding Shares in their names or in the names of nominees, which in either case are beneficially owned by others, proxy materials for transmittal to such beneficial owners. The costs of this solicitation are being borne by the Company and no other person or persons will bear such risk either directly or indirectly.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

                  The following table and notes thereto set forth, as of October 31, 2000, the name and number of voting shares of the Company's Common and Preferred Stock, par value $.001 per share, held of record or beneficially by each person who held of record or was known by the Company to own beneficially more than 5% of the 22,614,961 issued and outstanding shares of the Company's Common Stock or 8,291,300 shares of the Company's Preferred Stock and the shareholdings of the executive officers and directors of the Company.

Title of Class     Name & Address               Amount (1), (2)             Percentage of Class
--------------     --------------               ---------------             -------------------
Common             Cecil E. Smith, Jr. (3)         3,276,151                      13.65%
                   Park Central Plaza I
                   12655 N. Central Expwy.
                   Suite 1000
                   Dallas, Texas 75243

Common             Joel E. Claybrook  (4)          1,426,700                      6.09%
                   Park Central Plaza I
                   12655 N. Central Expwy.
                   Suite 1000
                   Dallas, Texas 75243

Common             Dr. Meng-Sheng Lin  (5)         1,300,000                      5.69%
                   Park Central Plaza I
                   12655 N. Central Expwy.
                   Suite 1000
                   Dallas, Texas 75243

Common             Dr. Myles B. Welborn              101,900                        *

Common             James R. Hamner  (6)              255,000                      1.12%

Common             Dr. James A. Dukowitz (7)         425,000                      1.85%

Common             Scott E. Smith (8)                325,000                      1.42%

Common             Jerry D. Kline (9)                400,000                      1.75%

Common             Eaglestone Investment           2,100,000                      8.50%
                   Partners I, LP (10),(11)

Preferred                                          3,627,444                     43.75%

Common             Signal Lake Venture Fund,         900,000                      3.83%
                   LLC (11), (12)

Preferred                                          1,554,619                     18.75%

Common             Hare & Co. (11), (13)           1,200,000                      5.04%

Preferred                                          2,072,825                     25.00%

Common             Gary Bottoms (14)               1,416,667                      5.90%

Common             Competitive Technologies,         300,000                      1.31%
                   Inc. (11), (15)
Preferred                                            518,206                      6.25%

Common             Marise Segelov (11), (16)         300,000                      1.31%

Preferred                                            518,206                      6.25%

                   Robert J. Hoyt                  1,800,000                      7.96%
                   174 The Masters Circle
                   Costa Mesa, CA 92627

                   All Directors & Executive       7,509,791                     28.52%
                   Officers as a Group 8
                   persons (17)

* Denotes less than 1% ownership

(1) The rules of the SEC provide that, for the purpose hereof, a person is considered the "beneficial owner" of shares with respect to which the person, directly or indirectly, has or shares the voting or investment power, irrespective of his economic interest in the shares. Unless otherwise noted, each person identified possesses sole voting and investment power over the shares listed, subject to community property laws.

(2) Based on a total of 22,614,961 shares of Common Stock issued and outstanding as of the Record Date, shares of Common Stock subject to options or warrants that are exercisable within 60 days of October 31, 2000, are deemed beneficially owned by the person holding such options for the purposes of calculating the percentage of ownership of such person but are not treated as outstanding for the purpose of computing the percentage of any other person.

(3) Mr. Cecil E. Smith's shares include 350,000 and 1,041,335 shares that could be purchased based on stock options and warrants held, respectively.

(4) Mr. Joel E. Claybrook's shares include 350,000 shares and 450,0000 shares that could be purchased based on stock options and warrants held, respectively.

(5) Dr. Meng-Sheng Lin's shares include 250,000 shares that could be purchased based on stock options held.

(6) Mr. James R. Hamner's shares include 250,000 shares that could be purchased based on stock options held.

(7) Dr. James A. Dukowitz's shares include 400,000 shares could be purchased based on stock options held.

(8) Mr. Scott E. Smith's shares consist of 325,000 shares that could be purchased based on stock options held.

(9) Mr. Jerry D. Kline's shares include 300,000 shares that could be purchased based on stock options held.

(10) Eaglestone Investment Partners I, LP's shares of Common Stock consist of 2,100,000 shares that could be purchased based on warrants held.

(11) Dividends of preferred stock in the amount of 291,300 shares were declared and issued through October 31, 2000 and have been included in each preferred shareholders ownership.

(12) Signal Lake Venture Fund, LLC's shares of Common Stock consist of 900,000 shares that could be purchased based on warrants held.

(13) Hare & Company's shares of Common Stock consist of 1,200,000 shares that could be purchased based on warrants held.

(14) Mr. Bottom's shares consist of 1,416,667 shares into which he has an immediate right to convert a note due him from the Company for $1,416,667.

(15) Competitive Technologies' shares of Common Stock consist of 300,000 shares that could be purchased based on warrants held.

(16) Marise Segelov's shares of Common Stock consist of 300,000 shares that could be purchased based on warrants held.

(17) Includes 2,475,000 and 1,491,335 shares that could be purchased based on stock options and warrants held, respectively.

                              ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)

                  Nine (9) directors are to be elected at the Annual Meeting to hold office until their respective successors have been elected and qualified or until their prior death, resignation or removal. The By-laws of the Company provide that the Board of Directors ("Board")may determine the number of directors from time to time. The Board has established the number of directors at nine (9).

              To be elected a director, each nominee must receive a plurality of all the votes cast at the meeting for the election of directors. Should any nominee be unable to accept nomination or election, shareholders will vote for the election of such other person to the office of director as management may recommend in place of such nominee; however, management knows of no reason to anticipate that this will occur. Unless a proxy specifies that it is not to be voted in favor of a nominee for director, it is intended that Shares represented by the proxy will be voted in favor of the nominees listed below.

              The following table sets forth certain information with respect to each nominee for election as a director. There are no arrangements or understandings between the Company and any director or nominee pursuant to which such person was elected or nominated to be a director of the Company. For information with respect to security ownership of directors, see "Share Ownership of Certain Beneficial Owners and Management."

Nominees for election of directors are as follows:

                                                                                FIRST YEAR
                                                                                  BECAME A
  NAME                              AGE         POSITION                          DIRECTOR
  ----                              ---         --------                        -----------
  Cecil E. Smith, Jr.               63          Chairman of the Board                  1995
  Joel E. Claybrook                 51          Vice Chairman, CEO, and CFO            1997
  Dr. Myles B. Welborn              71          Director                               1999
  James R. Hamner                   63          Director                               1999
  Dr. Meng-Sheng Lin                56          Director                               1999
  Jeffery D. Warren                 43          Director                               2000
  Dr. Bart W. Stuck                 53          Director                               2000
  David A. Ranhoff                  45          Director                               2000
  Patrick J. Trippel                40          Director                               2000

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF SUCH NOMINEES.

              Set forth below is certain information concerning each of the persons nominated for election as directors of the company.

CECIL E. SMITH, JR., serves as Chairman of the Board of Directors. Since 1973, Mr. Smith has served as Chief Executive Officer of S&N Corporation ("S&N"), a provider of strategic planning and business development services to the electronics industry. From 1996 to October 1999, Mr. Smith served as a contract employee to the Company and joined the Company on a full time basis in October 1999. Mr. Smith served as a director for Microelectronic Packaging Systems, Inc. from 1991 to 1996, and as Executive Vice President and Director of Alcoa Electronic Packaging, Inc. from December, 1988 to March, 1992. Mr. Smith attended the University of Texas and performed advanced studies with the American Management Association (Executive Development) in Hemphill, New York and Bell Laboratories (Advanced Semiconductor Technology) Phillipsburg, Pennsylvania.

JOEL E. CLAYBROOK, serves as Vice Chairman, Chief Executive Officer and Chief Financial Officer of the Company. Mr. Claybrook has 28 years of experience in finance, marketing, and administrative management including over 10 years of experience in sales management with the high tech and communications industries. Prior to joining Micro-ASI, Inc. in 1998, Mr. Claybrook, served four years as General Partner of Hawk Financial Company, Ltd., an automobile finance company. From 1992 to 1993, he served as Chief Financial Officer for Pinpoint Communications, Inc., a Texas-based high-tech wireless data communications company. Mr. Claybrook, a Certified Public Accountant since 1974, has served as chief financial officer of several companies and practiced as a financial consultant to the service, distribution, and manufacturing industries. He received a Bachelor of Business Administration degree in 1971 from The University of North Texas.

DR. MYLES B. WELBORN, has 40 years experience in dentistry, and has served as teacher and principal in the Texas school system. Upon earning a Bachelors Degree from Hardin-Simmons Universtiy in 1949, Dr. Welborn served in the Army for three years, attaining the rank of Cpl. Chief of Congressional Section of the General's Office. After the military, he spent several years in education as a teacher and principal in elementry schools. Dr. Welborn attended the Baylor College of Dentistry, earning a DDS with honors. Since 1960 he has been practicing dentistry.

JAMES R. HAMNER, serves as member of the Board of Directors and Director of Strategic Communications, and is a member of the Executive Committee. Jim has over 40 years of business experience, primarily specializing in information technology. He began his professional career in 1960 at the U.S. Naval Ordnance Laboratory in Corona, California where he designed and deployed early computing capabilities for guided missile development and testing. Mr. Hamner worked for 32 years at Texas Instruments in multiple technical, administrative and management roles supporting several TI business entities, and then was employed as a Senior Manager for Andersen Consulting in Dallas, Texas. Mr. Hamner holds a BA in Mathematics from Baylor University.

DR. MENG-SHENG LIN, serves as a member of the Board of Directors and as Director of International Development. Dr. Lin has taught and practiced medicine for 29 years. Dr. Lin earned her Doctor of Medicine degree from Peking China Medical College in 1970. As well, from 1982-83, Dr. Lin was a Postdoctoral Fellow with the World Health Organization at the M.D. Anderson Hospital & Tumor Center, University of Texas Health Science Center, Houston, Texas.

JEFFREY D. WARREN, serves as an outside member of the Board of Directors. Warren joined Eaglestone Capital Services, Inc. in September 1998 to assist in the analysis, negotiation and execution of investment opportunities for Eaglestone. Warren was a corporate finance lawyer for approximately 17 years before joining Eaglestone, and also provided independent consulting services to merchant bankers and entrepreneurs engaged in acquisition transactions. Warren practiced law with Chamberlain, Hrdlicka in Houston, Texas, Squire, Sanders & Dempsey and its effective predecessors in Phoenix, Arizona, and with Keesal, Young & Logan in Los Angeles, California. As a corporate finance attorney, Warren managed a broad array of corporate finance, merger and acquisition and other transactions. As a consultant, Warren was actively involved in analysis and execution of acquisition transactions, primarily in the business consolidation area, and also in providing general business advice. He earned a B.A. from Purdue University and earned his J.D. from the University of Houston, both with honors. Warren also currently serves as a member of the Board of Directors of Floral Works, Inc.

DR. BART W. STUCK, serves as an outside member of the Board of Directors. In 1999 he co-founded Signal Lake Venture Fund LP, a Westport, Connecticut and Boston, Massachusetts based early stage venture capital fund. In 1984 Dr. Stuck founded Business Strategies LLC to work with leading edge computer communications, hardware and software, equipment and services firms. From 1972 to 1984 he worked at Bell Laboratories in signal processing basic research. Dr. Stuck has published more than thirty technical papers and served on the Board of Governors of the IEEE Communications Society from 1984 to 1986. Hel holds the degrees of SBEE, SMEE and ScD all in electrical engineering from the Massachusetts Institute of Technology, Cambridge, Massachusetts.

DAVID A. RANHOFF, serves as Executive Vice President and Chief Operting Officer of Credence Systems Corporation. At Credence, Mr. Ranhoff has responsibility for Credence's five operating divisions including worldwide marketing, engineering, manufacturing, sales and service. Mr. Ranhoff held a series of management positions within Credence including Co-President, Executive Vice President Sales and Marketing, Serior Vice President Sales & Service and Vice President and Managing Director of European Operations. Mr. Ranhoff previously served in a variety of positions at GenRad and Axiom Technology and now serves on the Boards of Micro-ASI, Elmos Semiconductor AG, Fluence Technology and ICC.

PATRICK J. TRIPPEL, serves as President of Siemens Electronics Assembly Systems, Inc. and is responsible for all marketing, sales and post-sales support for Siemens surface mount products. Mr. Trippel also serves as General Manager of the Global Solutions Provider business at Siemens. Mr. Trippel previously served as Latin America Operations Manager and Southwest Regional Manager for Universal Instruments Corporation. Mr. Trippel began his career with AMP Incorporated as a Sales Engineer. Mr. Trippel holds a BS from Purdue University in Industrial Engineering and has completed advanced studies at the University of Chicago, Duke University and the University of Dallas. Mr. Trippel also serves on the Boards of Advisors of ISSI Corp. and Gwinnett Technical College.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF SUCH NOMINEES.

                    BOARD MEETINGS, ATTENDANCE AND COMMITTEES

              The Board of Directors formed four standing committees, Audit, Compensation, Benefits and Nominating in 2000. The Board of Directors held twelve (12) meetings during the year commencing November 1, 1999 and ending October 31, 2000. During this period all directors attended at least 75% of the meetings of the Board of Directors.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

              Under Federal securities laws, the Company's directors, its executive officers and any person holding more than 10% of the Company's Shares are required to report their ownership of the Company's Shares and any changes in that ownership to the Securities and Exchange Commission ("SEC") on the SEC's Forms 3, 4 and 5. The Company believes that all of its officers and directors have complied with all filing requirements applicable to them with respect to their stock ownership on October 31, 2000.

                               EXECUTIVE OFFICERS

The board elects executive officers annually at its first meeting following the Annual Meeting of Shareholders. In addition to the executive officers who are directors, the following are also elected officers.

DR. JAMES A. DUKOWITZ, 54, is the Executive Vice President and Chairman of the Executive Committee of the Office of the Chief Executive. Dr. Dukowitz holds a Ph.D. from the Massachusetts Institute of Technology, where he also served as Special Assistant to MIT President Dr. Jerome Wiesner to establish the Congressional Office of Technology Assessment. Prior to 1999, Dr. Dukowitz spent over 20 years with Texas Instruments, Dallas, Texas, serving as President of TI Asia and TI China for six years; Vice President of European and Latin American Marketing; and Vice President, Corporate Staff with responsibilities for Corporate Strategic Planning, Corporate Marketing, and Corporate Relations.

SCOTT E. SMITH, 41, President, has been with the Company since February 1999 and is responsible for manufacturing operations. For the prior year, Mr. Smith was General Manager of the Dallas based manufacturing operations of Xetl Corporation, a large subcontract manufacturer of semiconductor products. Prior to his Xetl experience, Mr. Smith served six years as Vice President Marketing and Sales for Outsource Solution, Inc. He has more than 16 years of electronic manufacturing experience in both the United States and Mexico. He has been involved in a number of successful start-up operations and specializing in semiconductor packaging and manufacturing. Mr. Smith is a 1982 graduate of Baylor University with a Bachelor of Science degree. Scott is the son of Cecil
E. Smith, Jr.

JERRY D. KLINE, 42, Vice President of Technological Development, has been with the Company since February 1999 and is responsible for Technological Development. Prior to joining the Company, Mr. Kline served 15 years with Raytheon Systems as Manager of Hardware Design for major military weapons systems. His most recent assignment at Raytheon was a $30,000,000 upgrade to a key avionics package for the F-16 aircraft. He is a 1980 graduate of Texas A&M University with a Bachelor of Science in Electrical Engineering degree and is a member of the Institute of Electrical and Electronics Engineers.

                             EXECUTIVE COMPENSATION

              The following Summary Compensation Table shows cash and non-cash compensation for the last three fiscal years paid by the Company to the Chief Executive Officer and President of the Company. No other executive officers of the Company received salary and bonus compensation, which exceeded $100,000 in such fiscal years.

              The entire Board of Directors agreed on the salaries set forth in the Summary Compensation Table below. These amounts were based on the fair market value of employees considering their experience and anticipated contributions to the Company.

                           SUMMARY COMPENSATION TABLE


                                                                 Securities
                                                                 Underlying      All Other
Name and                            Fiscal      Salary         Options/SAR's   Compensation
Principal Position                   Year       ($) (1)         (#)(6)(7)       ($)(2) (3)
------------------                  ------      -------        -------------   ------------
Cecil E. Smith, Jr.                 1999         45,000             750,000         255,000
  Chairman of the                   1998                                            330,000
  Board  (2)                        1997                                            135,000
Joel E. Claybrook                   1999        180,000             750,000
  Vice Chairman, Chief              1998                                             95,000
  Executive Officer,(3)             1997                                             40,000
  Chief Financial Officer
Dr. James A. Dukowitz               1999         15,000             400,000
  Executive Vice President
  & Chairman of the
  Executive Committee of
  the Office of the Chief
  Executive (4)
Scott E. Smith                      1999        110,000             325,000
  President
Dr. Meng-Sheng Lin                  1999         90,000             500,000
  Director of Int'l
  Development (5)


----------

(1) Salaries shown above are for the twelve months ended December 31, 1999.

(2) Cecil E. Smith, Jr. received consulting fees and expenses in lieu of salary until October 1, 1999. This consulting agreement ended September 30, 1999 when Mr. Smith became an employee of the Company.

(3) Joel E. Claybrook received consulting fees and expenses in lieu of salary until December 31, 1998. This consulting agreement ended December 31, 1998 when Mr. Claybrook became an employee of the Company.

(4) Dr. James A. Dukowitz joined the Company September 1, 1999. He deferred $45,000 of his salary from 1999 until 2000.

(5) Dr. Lin joined the Company July 1, 1999.

(6) The above officers and Directors were granted options pursuant to the 1999 Stock Option Plan. The total options granted have been included in the above table.

(7) A Special Meeting of the Shareholders was held on March 1, 2000 at which time the Shareholders approved an increase in the authorized shares of Common Stock and Preferred Stock.

OPTION EXERCISES AND HOLDINGS

            The following table sets forth information regarding options granted under the 1999 Stock Option Plan for each of the executive officers and employees named below:







                                      % of
                         Number of    Total                               Number of      % of
                         Securities   Incentive                           Securities     Total           Exercise
                         Underlying   Options     Exercise                Underlying     Non-Qualified   Price
                         Incentive    Granted     Price                   Non-Qualified  Options         per
                         Options (#)  in 1999/    Per        Expiration   Options        Granted         Share       Expiration
Name                     (1) (2)      2000        Share ($)  Date         (#)(3)         in 1999         ($)         Date
-------------------      -----------  ---------   ---------  -----------  -------------  -------------   ----------  ----------
Cecil E. Smith, Jr.          500,000      25.06%       1.10     9/6/2004        250,000          50.00%        1.00    9/6/2009

Joel E. Claybrook            500,000      25.06%       1.10     9/6/2004        250,000          50.00%        1.00    9/6/2009

Dr. Meng-Sheng Lin           500,000      25.06%       1.00     9/6/2009

Scott E. Smith               250,000      12.53%       1.00     9/6/2009

Jerry D. Kline               200,000      10.03%       1.00     9/6/2009

James R. Hamner              200,000       6.21%       1.00     8/4/2010

(1) No shares have been exercised under this Plan.

(2) The Incentive options are first exercisable 25% at the time of grant, 25% after one year, 25% after two years and 25% after three years. The exercise price is $1.00 per share except for Messer's. Cecil E. Smith, Jr. and Joel E. Claybrook who have an exercise price of $1.10 per share.

(3) The Nonqualified options are first exercisable 20% per year for five years beginning in 1999 at $1.00 per share.

                              CERTAIN TRANSACTIONS

              Cecil E. Smith, Jr., Chairman of the Board was retained by the Company under a consulting agreement that ended September 30, 1999, at which time he joined the Company as a full time employee. Prior to becoming an employee, Mr. Smith was paid consulting fees plus travel expenses, which are shown in the Summary Compensation Table listed under All Other Compensation for the years 1997, 1998 and 1999.

         On May 7, 1999, the Company entered into a consulting contract with Darwin's Beagle.Com, Inc. Ari Reubin and Dr. James Dukowitz were members of the consulting firm. The Company paid Darwin's Beagle.Com, Inc. consulting fees per their contract in the amount of $70,000.00 in cash for services rendered from May 1999 through August 1999. Subsequently, Ari Reubin and Dr. James Dukowitz became employees of the Company in September 1999. The agreement also called for the issuance of 28,000 shares of the Company's Common Stock, which were issued in March 2000.

               APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION
                                (PROPOSAL NO. 2)

              The company's Second Amended and Restated Articles of Incorporation (the "Articles") currently provide that the Company is authorized to issue 75,000,000 shares of Common Stock and 15,000,000 shares of Preferred Stock. In November 2000, the Board authorized an amendment to the Articles, subject to shareholder approval, to increase the authorized number of shares of Common Stock to 150,000,000 shares and to increase the authorized number of shares of Preferred Stock to 40,000,000 shares.

              The terms of the additional authorized shares of Common Stock will be the same as those that apply to the currently authorized shares of Common Stock. Adoption of the amendment and any future issuance of the Common Stock would not affect the rights of the holders of currently outstanding Common Stock of the Company, except for effects incidental to increasing the number of shares of the Company's Common Stock outstanding, such as dilution of the earnings per share and voting rights of current holders of Common and Preferred Stock.

              Adoption of the amendment would authorize the Board to determine the terms, preferences, limitations and rights of the additional as well as the currently authorized shares of Preferred Stock. The proposed amendment would also give the Board the authority to issue additional shares of Common Stock and Preferred Stock without requiring future shareholder approval of such issuances except as may be required by applicable law. The shares could be used for such purposes as acquisitions and equity financings. The Board has no present agreement or arrangement to issue any of the additional shares.



              The increase in the authorized number of shares of Common Stock and Preferred Stock and the subsequent issuance of such shares (within the limits imposed by applicable law) could have the effect of delaying or preventing a change in control of the Company without further action by the shareholders. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of Common Stock and Preferred Stock, and such additional shares could be used to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company.

             Holders of the Common Stock of the Company do not now have preemptive rights to subscribe for or purchase additional shares of Common Stock or Preferred Stock and will have no preemptive rights to subscribe for or purchase any of the authorized shares of Common Stock or Preferred Stock that will be available for issuance as a result of the increase in the number of authorized shares of Common Stock and Preferred Stock.

              As of October 31, 2000, 22,614,961 shares of Common Stock were issued and outstanding, 10,000,000 shares of Common Stock were reserved for issuance in connection with stock options granted under the 1999 Stock Option Plan, 500,000 shares of Common Stock were reserved for issuance in connection with stock in the Employee Stock Purchase Plan, 1,625,000 shares of Common Stock are reserved for stock options granted outside of the 1999 Stock Option Plan and 6,291,335 shares are reserved for the exercise of Warrants. In connection with the acquisition of Best Technologies, Inc. ("BTI"), an additional 1,416,667 shares have been reserved for future issuance. As of October 31, 2000, there were 8,291,300 shares of Series A Preferred Stock issued and outstanding and 1,308,700 reserved for future dividends to the Series A Preferred shareholders.


              At least two thirds of the issued and outstanding Common and Preferred Stock and a majority of the issued and outstanding Preferred Stock voting as a class must approve this amendment.


RECOMMENDATION OF THE BOARD

THE BOARD HAS UNANIMOUSLY APPROVED THE AMENDMENT TO THE ARTICLES AND RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THIS PROPOSAL.

                                  OTHER MATTERS
                                (PROPOSAL NO. 3)

              The Board of Directors is not aware of any other matters which are likely to be brought before the Annual Meeting. However, in the event that any other matters properly come before the Annual Meeting, it is intended that the person named in the accompanying proxy will vote the Shares represented by all properly executed proxies on such matters in such manner as shall be determined by a majority of the Board of Directors.

              THE COMPANY BECAME A REPORTING COMPANY UNDER THE 1934 ACT ON NOVEMBER 2, 1999. THE COMPANY WILL PROVIDE, FREE OF CHARGE, TO ALL SHAREHOLDERS A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB (WITHOUT EXHIBITS) AND/OR A COPY OF ITS QUARTERLY REPORTS ON FORM 10-QSB (WITHOUT EXHIBITS), UPON WRITTEN REQUEST OF SUCH SHAREHOLDER TO DAVID G. MCLANE, SECRETARY, Micro-ASI, Inc., 12655 NORTH CENTRAL EXPRESSWAY, SUITE 1000, DALLAS, TEXAS 75243.

                  SHAREHOLDER PROPOSAL FOR 2001 ANNUAL MEETING


              An eligible shareholder who wishes to submit a proposal to be included in the Company's proxy materials for the 2001 Annual Meeting of Shareholders must submit it, in accordance with the SEC's Rule 14a-8, so that it is received by the Company's Secretary at the principal executive offices, on or before July 21, 2001.

              A shareholder who wishes to make a proposal at the 2001 Annual Meeting of Shareholders without complying with the requirements of Rule 14a-8 (and therefore without including the proposal in the Company's proxy materials) must give written notice of that proposal to the Company's Secretary, at the Company's principal executive offices, by October 3, 2001. If a shareholder fails to timely give that notice, then the persons named as proxies in the proxy cards solicited by the Company's Board of Directors for that meeting will be entitled to vote the proxy cards held by them regarding that proposal, if properly raised at the meeting, in their discretion.



                                         By Order of the Board of Directors


                                         Joel E. Claybrook
                                         Vice Chairman and CEO


Dated: November 18, 2000

                                 MICRO-ASI, INC.
PROXY


The undersigned hereby (i) acknowledges receipt of the notice dated November 18, 2000, of the Annual Meeting of Shareholders of Micro-ASI, Inc. (the "Company") to be held at 10:00 am local time on Wednesday, December 6, 2000, at the Omni Richardson Hotel, 700 E. Campbell Road, Richardson, Texas, 75081, and the proxy statement in connection therewith; and (ii) appoints CECIL E. SMITH, JR. and JOEL E. CLAYBROOK and each of them, the undersigned's proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote upon and act with respect to all of the shares of Common Stock of the Company standing in the name of the undersigned or with respect to which the undersigned is entitled to vote and act, at the meeting and at any adjournment thereof, and the undersigned directs that this proxy be voted as follows:

(1) Proposal to elect nine (9) directors to serve until the 2001 Annual Meeting of Stockholders, or until their respective successors are elected and qualified

    [ ] FOR all nominees listed below       [ ] WITHHOLD AUTHORITY to vote
        (except as marked to the contrary)      for all nominees listed below

    Directors: Cecil E. Smith, Jr., Joel E. Claybrook, Dr. Myles B. Welborn,
               James R. Hammer, Dr. Meng-Shen Lin, Jeffrey D. Warren,
               Dr. Bart W. Stuck, David A. Ranhoff and Patrick J. Trippel.

    (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
                  WRITE THAT NOMINEE'S NAME IN THE SPACE BELOW.)

    ----------------------------------------------------------------------------

(2) Proposal to approve the amendment the Company's Amended and Restated Articles of Incorporation to increase the authorized number of shares of Common Stock from 75,000,000 to 150,000,000 and to increase the authorized number of shares of Preferred Stock from 15,000,000 to 40,000,000.

      [ ]   FOR            [ ]   AGAINST             [ ]   ABSTAIN

(3) In the discretion of the proxies on any other matter that may properly come before the meeting or any adjournment there of.

      [ ]   FOR            [ ]   AGAINST             [ ]   ABSTAIN


THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE MATTERS SPECIFICALLY REFERRED TO ABOVE.

If more than one of the proxies named above shall be present in person or by substitute at the meeting or any adjournment thereof, both of the proxies so present and voting, either in person or by substitute, shall exercise all of the proxies hereby given.


The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to such Common Stock and Series A Preferred Stock and hereby ratifies and confirms all that the proxies, their substitutes, or any of them may lawfully do by virtue hereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.


[ ] I PLAN TO ATTEND THE ANNUAL MEETING.



DATED:
      ----------------------------    ------------------------------------------
                                      SIGNATURE OF SHAREHOLDER

TELEPHONE:
      ----------------------------    ------------------------------------------
                                      NAME (please print)


NUMBER AND
CLASS OF SHARES:
                ------------------    ------------------------------------------
                ------------------    SIGNATURE OF JOINT SHAREHOLDER
                                      (if applicable)

                                      ------------------------------------------
                                      NAME OF JOINT SHAREHOLDER (please print)

                                      ------------------------------------------
                                      TITLE (if applicable)

When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation or other entity, the proxy should be signed by a duly authorized officer or representative of such entity. Each joint tenant should sign the proxy.

NOTE: PLEASE MARK, SIGN, DATE AND RETURN VIA MAIL OR FACSIMILE (972-392-9639) THIS PROXY CARD PROMPTLY TO:

        MICRO-ASI, INC.
        12655 N. Central Expressway
        Suite 1000
        Dallas, Texas 75243